UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 10, 2026

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MRSH	New York Stock Exchange
NYSE Texas
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 10, 2026, Marsh & McLennan Companies, Inc. (the “Company”) announced that Nick Studer, will succeed Martin South as President and Chief Executive Officer of Marsh Risk, effective April 1, 2026. Mr. Studer has served as Chief Executive Officer of Oliver Wyman and Marsh Management Consulting since July 2021. He first joined the Company in 1997 and has held various senior positions at Oliver Wyman, including Managing Partner of the Financial Services Practice Group, Head of the European Finance and Risk Practice and Global Head of the Corporate and Institutional Banking practice.

The Company also announced that Martin South will become the Senior Vice President and Chief Client Officer of the Company, effective April 1, 2026. Both Mr. South and Mr. Studer will continue to serve as members of the Company’s Executive Committee and report to John Doyle, President and Chief Executive Officer of the Company.

On March 5, 2026, the Compensation Committee of the Company’s Board of Directors approved an amendment to the terms of Mr. South’s employment in conjunction with his new appointment. The amendment provides that Mr. South will continue to receive his current base salary. Mr. South will be eligible for an annual bonus with a target of $1,500,000 commencing with the 2026 performance year (awarded in February 2027). Mr. South will also be eligible for a long-term incentive award with a target value of $1,750,000 commencing with the award to be made in 2027. In addition, beginning on April 1, 2026, for a period of 12 months, in the event Mr. South’s employment is involuntarily terminated by the Company without “Cause” or he terminates his employment for any reason, Mr. South will receive the severance benefits that he is entitled to under the Marsh & McLennan Companies, Inc. Senior Executive Severance Pay Plan as though he was involuntarily terminated without Cause as of April 1, 2026. Beginning on April 1, 2027, Mr. South will be eligible to participate in the Severance Plan on the same terms as all other eligible employees.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

99.1      Press release issued by Marsh & McLennan Companies, Inc. on March 10, 2026

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel and Corporate Secretary

Date:    March 10, 2026

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